                                                                      EXHIBIT 24



                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2001.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints
F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand on the date indicated.

         /s/ F. Duane Ackerman                            February 25, 2002
--------------------------------------------         --------------------------
               F. Duane Ackerman                               Date
     Chairman of the Board, President
     Chief Executive Officer, Director
       (Principal Executive Officer)


         /s/ Ronald M. Dykes                              February 25, 2002
--------------------------------------------         --------------------------
               Ronald M. Dykes                                 Date
             Chief Financial Officer
         (Principal Financial Officer)


         /s/ W. Patrick Shannon                           February 25, 2002
--------------------------------------------         --------------------------
               W. Patrick Shannon                              Date
          Vice President - Finance, Chief
  Financial Officer - Domestic Operations
              and Controller

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2001.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints
F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ Reuben V. Anderson                         February 25, 2002
----------------------------------------         ------------------------------
             Reuben V. Anderson                              Date
                Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2001.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints
F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ James H. Blanchard                           February 25, 2002
--------------------------------------------         --------------------------
             James H. Blanchard                                  Date
                 Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2001.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints
F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ J. Hyatt Brown                                February 25, 2002
-------------------------------------                 -------------------------
            J. Hyatt Brown                                        Date
               Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2001.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints
F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ Armando M. Codina                           February 27, 2002
--------------------------------------------         --------------------------
             Armando M. Codina                                 Date
                Director

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2001.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints
F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ Kathleen F. Feldstein                         February 25, 2002
--------------------------------------------         --------------------------
              Kathleen F. Feldstein                             Date
                  Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2001.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints
F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ James P. Kelly                              February 25, 2002
--------------------------------------              ---------------------------
             James P. Kelly                                   Date
               Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2001.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints
F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


      /s/ Joseph M. Magliochetti                       February 25, 2002
--------------------------------------           -----------------------------
          Joseph M. Magliochetti                             Date
                Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2001.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints
F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ John G. Medlin, Jr.                        February 25, 2002
-------------------------------------          --------------------------------
             John G. Medlin, Jr.                              Date
                 Director

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2001.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints
F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ Leo F. Mullin                            February 25, 2002
---------------------------------------         -----------------------------
             Leo F. Mullin                                  Date
              Director

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2001.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints
F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ Eugene F. Murphy                           February 25, 2002
--------------------------------------         --------------------------------
             Eugene F. Murphy                                Date
               Director

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2001.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints
F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


    /s/ Robin B. Smith                                 February 25, 2002
------------------------------                  -------------------------------
        Robin B. Smith                                     Date
          Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2001.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints
F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ William S. Stavropoulos                     February 25, 2002
------------------------------------------         ----------------------------
             William S. Stavropoulos                             Date
                     Director